Exhibit 10.3

SECOND AMENDMENT TO

CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of the 12th day of July, 2004 by and among MTC TECHNOLOGIES, INC., a Delaware corporation (“MTCT”), MTC TECHNOLOGIES, INC., an Ohio corporation (together with MTCT, collectively, “Borrowers” and, individually, each a “Borrower”); the financial institutions listed on Schedule 1 to the Credit Agreement (collectively, the “Banks” and, individually, each a “Bank”); and NATIONAL CITY BANK, as lead arranger and administrative agent for the Banks (“Agent”) under the following circumstances:

A. The Borrowers, the Agent and the Banks are parties to a Credit Agreement dated as of January 31, 2003, as amended by the First Amendment to Credit Agreement and Revolving Credit Notes dated as of December 31, 2003 (as the same may be amended, supplemented, modified and/or restated from time to time, the “Credit Agreement”). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed to those terms by the Credit Agreement.

B. The Borrowers, the Agent and the Banks now desire to amend the Credit Agreement in order to extend the expiration date of the Commitment Period.

NOW, THEREFORE, the Borrowers, the Agent and the Banks agree as follows:

Section 1. Amendment to Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by deleting the current definition of “Commitment Period” and replacing it with the following new definition:

“Commitment Period” shall mean the period from the Closing Date to December 31, 2006 or such earlier date on which the Commitment shall have terminated pursuant to Article IX hereof.

Section 2. Effective Date. This Amendment shall take effect immediately upon the satisfaction, in the Agent’s sole discretion, of the following conditions precedent:

(a) Agent’s receipt of an original counterpart of this Amendment executed by all parties hereto;

(b) Agent’s receipt of the original Confirmation of Guarantees executed by Amcomp Corporation, International Consultants, Inc. and Vitronics Inc.; and

(c) Receipt by Agent of all out-of-pocket costs and expenses incurred in entering into this Agreement (including, without limitation, all reasonable attorney fees, audit fees and filing fees incurred by Agent).

Section 3. Costs and Expenses. The Borrowers hereby agree to reimburse the Agent and Banks for all costs and expenses incurred by Agent and Banks, in connection with this Amendment and the transactions contemplated hereby, including its respective legal fees and expenses.

Section 4. Miscellaneous. Agent, the Banks and each Borrower hereby agree that:

(a) The Credit Agreement, as amended hereby, and the other Loan Documents remain otherwise unmodified and in full force and effect.

(b) Each Borrower hereby represents and warrants to Agent and the Banks that (i) no Default or Event of Default has occurred and is continuing (ii) the representations and warranties of such Borrower in the Credit Agreement and the other Loan Documents are true and correct in all material respects as if made on the date hereof (except to the extent that any expressly relates to an earlier date), and (iii) such Borrower has no cause of action, at law or in equity, against Agent or the Banks, including, without limitation, any offset, counterclaim or defense with respect to the Notes (including the Swing Line Note) or the Loans evidenced thereby or any Loan Document.

(c) This Amendment is limited precisely as written and shall not (i) constitute a consent under or waiver or modification of any other term or condition of the Credit Agreement, the other Loan Documents or any other agreements, instruments or documents referred to therein, or (ii) prejudice or otherwise affect any right or privilege which Agent or the Banks now have or may have in the future under the Credit Agreement, the other Loan Documents or under any of the other agreements, documents or instruments therein.

(d) This Amendment may be executed in any one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio.

IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

Address:	4032 Linden Avenue	MTC TECHNOLOGIES, INC., a Delaware corporation
Dayton, OH 45432
Attention: David Gutridge
Fax: (937) 252-8240
		By:	/s/ Michael Gearhardt
		Name:	Michael Gearhardt
		Title:	VP & CFO

Address:	4032 Linden Avenue	MTC TECHNOLOGIES, INC., an Ohio corporation
Dayton, OH 45432
Attention: David Gutridge
Fax: (937)252-8240
		By:	/s/ Michael Gearhardt
		Name:	Michael Gearhardt
		Title:	VP & CFO

Address:	629 Euclid Avenue LOC. 01-3034	NATIONAL CITY BANK as Agent and as a Bank
Cleveland, Ohio 44144
	Attention: Capital Markets Division	By:	/s/ Neal J. Hinker
	- Loan Syndications	Name:	Neal J. Hinker
	Fax: (216) 222-7079	Title:	SVP

[SIGNATURES OF BANKS CONTINUE ON NEXT PAGE]

Address:	34 North Main Street	KEYBANK NATIONAL ASSOCIATION
Dayton Ohio 45402
Attention: Michael Dunlavey
	Fax: (937) 586-7695	By:	/s/ R. Michael Dunlavey
		Name:	R. Michael Dunlavey
		Title:	Vice President

Address:	110 North Main Street	FIFTH THIRD BANK
Dayton OH 45402
Attention: Neal Ratliff
	Fax: (937) 227-3027	By:
Name:
Title:

Address:	200 West Second Street	BRANCH BANKING AND TRUST COMPANY
16th Floor
Winston-Salem, North Carolina 27101
	Attention: Roberts Bass	By:
	Fax: (336) 733-2740	Name:
Title:

4

Address:	34 North Main Street	KEYBANK NATIONAL ASSOCIATION
Dayton Ohio 45402
Attention: Michael Dunlavey
	Fax: (937) 586-7695	By:
Name:
Title:

Address:	110 North Main Street	FIFTH THIRD BANK
Dayton OH 45402
Attention: Neal Ratliff
	Fax: (937) 227-3027	By:	/s/ Neal R. Ratliff
		Name:	Neal R. Ratliff
		Title:	Vice President

Address:	200 West Second Street	BRANCH BANKING AND TRUST COMPANY
16th Floor
Winston-Salem, North Carolina 27101
	Attention: Roberts Bass	By:
	Fax: (336) 733-2740	Name:
Title:

4

Address:	34 North Main Street	KEYBANK NATIONAL ASSOCIATION
Dayton Ohio 45402
Attention: Michael Dunlavey
	Fax: (937) 586-7695	By:
Name:
Title:

Address:	110 North Main Street	FIFTH THIRD BANK
Dayton OH 45402
Attention: Neal Ratliff
	Fax: (937) 227-3027	By:
Name:
Title:

Address:	200 West Second Street	BRANCH BANKING AND TRUST COMPANY
16th Floor
Winston-Salem, North Carolina 27101
	Attention: Roberts Bass	By:	/s/ Roberts A. Bass
	Fax: (336) 733-2740	Name:	Roberts A. Bass
		Title:	Senior Vice President

CONFIRMATION OF GUARANTY

The undersigned, AMCOMP CORPORATION, a California corporation (“Amcomp”), INTERNATIONAL CONSULTANTS, INC., an Ohio corporation (“ICI”), and VITRONICS INC., a New Jersey corporation (“Vitronics” and collectively with Amcomp and ICI, the “Guarantors”), jointly and severally hereby:

(A) Acknowledge that MTC TECHNOLOGIES, INC., a Delaware corporation (“MTCT”), MTC TECHNOLOGIES, INC., an Ohio corporation (together with MTCT, collectively, “Borrowers” and, individually, each a “Borrower”), the financial institutions listed on Schedule 1 to the Credit Agreement (defined herein) (collectively, the “Banks” and, individually, each a “Bank”); and NATIONAL CITY BANK, as lead arranger and administrative agent for the Banks (“Agent”) have entered into that certain Credit and Security Agreement dated as of January 31, 2003, as amended by a First Amendment to Credit Agreement dated as of December 31, 2003, and as further amended by a Second Amendment to Credit Agreement dated as of the date hereof (as so amended and as may be further amended from time to time, the “Credit Agreement”), whereby the Banks have extended financial accommodations to the Borrowers, and the Borrowers have executed Notes (as defined in the Credit Agreement) in favor of the Banks, in evidence thereof. Terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

(B) Acknowledge that the Guarantors have guaranteed payment of the principal and interest of all Notes pursuant to a Guaranty of Payment of Debt dated as of January 31, 2003 in the case of Amcomp, and a Guaranty of Payment of Debt dated as of October 6, 2003 in the case of ICI, and a Guaranty of Payment of Debt dated as of December 31, 2003 in the case of Vitronics (collectively, the “Guarantees”).

(D) Acknowledge that the Guarantors have each received and had an opportunity to review the Second Amendment to Credit Agreement referred to in the first paragraph of this Confirmation of Guaranty and consent to the amendment to the Credit Agreement set forth therein.

(E) Represent and warrant to the Agent and the Banks that the undersigned have no defenses, offsets or counterclaims, either individually or jointly, with respect to their obligations under the Guarantees and the Guarantees remain unmodified and in full force and effect.

[REMAINDER OF PAGE IS INTENTIONALLY BLANK.]

This Confirmation of Guaranty is executed as of the 12th day of July, 2004.

AMCOMP CORPORATION, a California corporation

By:	/s/ David Gutridge
Name:	David Gutridge
Title:	CEO

INTERNATIONAL CONSULTANTS, INC., an Ohio corporation

By:	/s/ David Gutridge
Name:	David Gutridge
Title:	CEO

VITRONICS INC., a New Jersey corporation

By:	/s/ David Gutridge
Name:	David Gutridge
Title:	CEO